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                            GUARANTY AGREEMENT

     THIS AGREEMENT ("Agreement"), is made and entered into effective as of December 31, 1993, by Merrill Corporation, a Minnesota corporation (the "Guarantor"), for the benefit of May Printing Company, a Minnesota corporation (the "Company") and Thomas May and James Scott May (together, the "Shareholders").

A. The Guarantor, Merrill Acquisition Corp., a Minnesota corporation and a wholly owned subsidiary of the Guarantor (the "Purchaser"), the Company, and the Shareholders have entered into an Asset Purchase Agreement, dated the date hereof (the "Purchase Agreement"), pursuant to which Purchaser has agreed to purchase substantially all of the assets of the Company.

B. The Guarantor has agreed to guaranty all of the Purchaser's obligations under the Purchase Agreement and the other agreements and documents executed in connection therewith and the transactions contemplated thereby.

     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1. The Guarantor absolutely, irrevocably and unconditionally guarantees to the Company and the Shareholders full and prompt payment when due (whether on demand or at a stated maturity or earlier by reason of acceleration or otherwise) of any and all debts, liabilities and obligations of the Purchaser to the Company or the Shareholders under the Purchase Agreement and all other agreements and documents executed in connection therewith including, but not limited to, the Purchaser's Promissory Note and the Liability Undertaking (such debts, liabilities and obligations being collectively referred to as the "Indebtedness").

2. This Guaranty is a primary obligation of the Guarantor and neither the Company nor the Shareholders will be required to first resort for payment of the Indebtedness to the Purchaser or any other person, their properties, or any security or other rights or remedies whatsoever.

3. The Guarantor waives presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the Indebtedness, and all other demands and notices to the Guarantor or any other person and all other actions to establish the liability of Guarantor hereunder. No failure or delay on the part of either the Company or the Shareholders in exercising any right hereunder will operate as a waiver of, or impair, any such right. No single or partial exercise of any such right will preclude any other or further exercise thereof or the exercise of any other right.

4. So long as any portion of the Indebtedness is outstanding, the Guarantor, without the consent of the Company and the Shareholders, will not collect (by subrogation or otherwise) from the Purchaser any claim acquired by the Guarantor through payment

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of a part of the Indebtedness.  The Guarantor hereby subordinates in favor of the Company and the Shareholders its claim against the Purchaser or in or to any property of the Purchaser, but only to the extent that such claim arises hereafter by reason of payments made by the Guarantor with respect to the Indebtedness.

5. Notwithstanding any modification, discharge or extension of the indebtedness or any amendment, modification, stay or cure of the Company's or the Shareholder's rights under the Indebtedness which may occur in any case or proceeding under Title 11 of United States Code concerning the Purchaser, whether permanent or temporary, the Guarantor hereby agrees that it is obligated hereunder to pay the Indebtedness in accordance with the terms thereof and this Guaranty. The Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy, reorganization case or related proceeding of the Purchaser. As an example but not by way of limitation, a subsequent modification of the Indebtedness in any reorganization case concerning the Purchaser shall not affect the obligation of the Guarantor to pay the Indebtedness in accordance with its original terms.

6. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns, and shall inure to the benefit of the Company and the Shareholders and their permitted successors and assigns.

7. The Guarantor represents that it has fully received a full, fair and equivalent consideration for the execution of this Guaranty.

8. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

9. This Guaranty shall be construed according to the laws of the State of Minnesota.


                                   MERRILL CORPORATION


                                   By /s/ John W. Castro
                                     ------------------------------------------
                                     John W. Castro
                                     President and Chief
                                     Executive Officer

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